TrimTabs Donoghue Forlines Risk Managed Innovation ETF (DFNV)
Summary Prospectus | November 17, 2020 | Cboe BZX Exchange, Inc.
Before you invest, you may want to review the TrimTabs Donoghue Forlines Risk Managed Innovation ETF''s (the "Fund") Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. The current Prospectus and SAI dated November 16, 2020, as each may be amended or supplemented from time to time, as well as the Fund’s recent shareholder reports, when available, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, SAI, recent reports to shareholders, and other information about the Fund online at www.trimtabsfunds.com/DFNV. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission ("SEC"), paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.trimtabsfunds.com/ttai), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1‑800‑617-0004 or by sending an e-mail request to ETF@usbank.com.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1‑800‑617-0004 or send an email request to ETF@usbank.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or the Fund held with the fund complex if you invest directly with the Fund.

Investment Objective
The TrimTabs Donoghue Forlines Risk Managed Innovation ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the TrimTabs Donoghue Forlines Risk Managed Free Cash Flow Innovation Index (the “Underlying Index”).
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may also pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee[1]	0.69%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.69%

1. The management fee is structured as a “unified fee,” pursuant to which the Fund’s investment adviser pays all expenses of the Fund, except for the management fee, payments under the Fund’s Rule 12b-1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

2. "Other Expenses" and "Acquired Fund Fees and Expenses" are based on estimated amounts for the current fiscal year.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$70	$221

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized, and, as of the date of this Prospectus, has not had any portfolio turnover.
Principal Investment Strategies
To pursue its investment objective, the Fund invests, under normal market circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in component securities of the Underlying Index. The Underlying Index is sponsored and maintained by TTAM, LLC (the "Index Provider"), an affiliate of TrimTabs Asset Management, LLC, the Fund’s investment adviser (the “Adviser”). The Underlying Index is designed to track the performance of a strategy that seeks to provide risk-managed exposure to U.S. publicly traded companies with strong free cash flow and strong research and development (“R&D”) investment.
To be eligible for inclusion in the Underlying Index, an equity security must: (i) be a U.S. listed common stock; (ii) have a minimum total market capitalization larger than the 97th percentile of the cumulative market capitalization of all U.S.-listed companies; (iii) have an average monthly trading volume of greater than $75 million over the last six months; and (iv) have been issued by a company that has reported over the past 12 months certain characteristics of its expenses, including free cash flow and positive R&D expense.
Each security eligible for inclusion is then scored based on the following components of the company issuing the security (the “FCF Innovation Score”), which is intended to be representative of a company’s free cash flow and innovation: (i) quality of earnings (i.e., a metric that determines the proportion of income attributable to the cash flow activities of a company); (ii) profits generated from R&D; (iii) degree of R&D investment relative to total assets; (iv) assets turnover; and (v) financial leverage. Only companies with an FCF Innovation Score within the top 25% of all eligible securities are candidates for inclusion in the Underlying Index. A target weighting is then assigned to each security based on a combination of its FCF Innovation Score and free-float market capitalization. Companies are then ranked based on their target weighting and sequentially included in the Underlying Index until either 120 securities have been included or 90% of the cumulative security weight has been included, whichever occurs first. These securities comprise the “Equity Portfolio” of the Underlying Index.
The Underlying Index utilizes a proprietary, rules-based methodology that employs a downside protection model that is intended to manage risk in the Equity Portfolio during certain bear market environments. The downside protection model will provide either a “buy signal” or a “sell signal,” which are used to determine whether the Underlying Index will be in a bullish (i.e., fully invested long position) or defensive posture, respectively. When a “buy signal” is triggered, the Underlying Index will be comprised entirely of the Equity Portfolio. When a “sell signal” is triggered, the Underlying Index will eliminate 50% of the Equity Portfolio allocations in exchange for exchange-traded funds that invest primarily in short-term U.S. Treasury securities and/or other cash equivalents (“Short-Term Treasury ETFs”). The downside protection model will provide buy or sell signals on a daily basis. Sell signals are typically only triggered during prolonged bear markets and downside protection will not be provided during all declining or bear market environments.
To be eligible for inclusion in the Underlying Index, a Short-Term Treasury ETF must: (i) be U.S. listed; (ii) invest primarily in short-term U.S. Treasury securities (i.e., those with durations typically between 1 and 3.5 years) and/or other cash equivalents; (iii) have more than $1 billion in assets under management ("AUM"); (iv) have an expense ratio of 0.15% or less; and (v) have an investment process that excludes factors, hedges and long/short strategies. Eligible Short-Term Treasury ETFs are weighted and ranked based on their expenses (lower expenses increase weighting) and AUM (greater AUM increases weighting). These securities comprise the "U.S. Treasury Portfolio" of the Underlying Index.
Allocations to the Equity Portfolio are rebalanced and reconstituted quarterly. The composition of the U.S. Treasury Portfolio is also rebalanced and reconstituted quarterly. The Fund is generally rebalanced and reconstituted in accordance with the Underlying Index. Allocations implemented pursuant to the downside protection model are determined at the close of trading on each business day, based on the signal triggered, and become effective at the close of trading on the following business day. The Fund will generally implement downside protection allocations in accordance with the Underlying Index.
The Fund can use derivative instruments, including exchange-traded futures contracts, to gain exposure to component securities of the Underlying Index.
Donoghue Forlines LLC, the Fund’s sub-adviser (the "Sub-Adviser"), may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective.
The Fund will concentrate its investments (i.e., invest more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of the date of this prospectus, the Fund is currently concentrated in the healthcare and information technology sectors.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions. Small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations or may have difficulty in repaying any loans which are floating rate.
Underlying ETFs Risk. In seeking to track the Underlying Index, the Fund may invest a portion of its assets in Short-Term Treasury ETFs (the “Underlying ETFs”). In those situations, the Fund's investment performance is directly related to the performance of the Underlying ETFs. The Fund’s net asset value (or “NAV”) will change with changes in the value of the Underlying ETFs based on their market valuations. An investment in the Fund will entail more costs and expenses than a direct investment in the Underlying ETFs. As the Underlying ETFs, or the Fund’s allocations among the Underlying ETFs, change from time to time, or to the extent that the total annual fund operating expenses of any Underlying ETF changes, the weighted average operating expenses borne by the Fund may increase or decrease.

U.S. Treasury Securities Risk. U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of a government may cause the value of a Short-Term Treasury ETF’s investments to decline.
Index-Based Strategy Risk. The Fund is managed as an index-based fund that seeks to track the performance of the Underlying Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold the component securities of the Underlying Index regardless of the current or projected performance of a specific security or the relevant market as a whole. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s returns to be lower than if the Fund employed an active strategy. The Fund will seek to track the Underlying Index in all market conditions, including during adverse market conditions when other funds may seek to take temporary defensive measures (such as investing significantly in cash or cash equivalents). Accordingly, unless the Underlying Index allocates significant portions of its assets to cash and/or cash equivalents during times of adverse market or economic conditions, the Fund may be subject to a higher level of market risk during such times than other funds. Additionally, the Fund generally rebalances and reconstitutes its portfolio, and implements downside protection allocations, in accordance with the Underlying Index and, therefore, any changes to the Underlying Index’s rebalance, reconstitution or downside protection trigger schedule will typically result in corresponding changes to the Fund’s rebalance, reconstitution or downside protection trigger schedule.
Downside Protection Model Risk. Neither the Adviser nor the Sub-Adviser can offer assurances that the downside protection model employed by the Underlying Index methodology will achieve its intended results, or that downside protection will be provided during periods of time when the Equity Portfolio is declining or during any period of time deemed to be a bear market. For example, the Underlying Index methodology would not have triggered a signal to employ the downside protection model during the recent market volatility experienced in March 2020. While significant dips occurred in the market at that time, the bear market environment was short lived, and markets began recovering relatively quickly. As discussed above, signals are typically only triggered during prolonged bear markets, meaning that the signal is triggered based on the duration of the decline not the amount of the decline. Accordingly, while the signal would not have triggered in March 2020, it would have triggered during the financial crisis of 2007-2008, during which a prolonged bear market occurred. Investment in a fund that utilizes a downside protection model that seeks to minimize risk only during certain prolonged bear market environments may not be appropriate for every investor seeking a particular risk profile.

Market Events Risk. The value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Fund’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods or services, and general market conditions. In a declining market, the prices for all securities (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Security values tend to move in cycles, with periods when securities markets generally rise and periods when they generally decline. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund, its investments and the trading of its Shares. For example, an outbreak of an infectious respiratory illness, COVID-19, has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. These events will have an impact on the Fund and its investments and could impact the Fund’s ability to purchase or sell securities or cause elevated tracking error or increased premiums or discounts to the Fund’s NAV. The ongoing effects of COVID-19, and the length of its impact on the Fund or its investments, are unpredictable.
Concentration Risk. A fund concentrated in an industry or group of industries is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual industry or group of related industries may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock or regulatory changes.
Derivatives Risk. A derivative instrument derives its value from an underlying security, currency, commodity, interest rate, index or other asset (collectively, “underlying asset”). The Fund’s investments in derivatives may pose risks in addition to and greater than those associated with investing directly in the underlying assets, including counterparty, leverage and liquidity risks. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful.

•Futures Contracts Risk. Exchange-traded futures contracts are a type of derivative, which call for the future delivery of an asset, or cash settlement, at a certain stated price on a specified future date. Futures contracts involve the risk of imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

Active and Frequent Trading Risk. Active and frequent trading of portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities, and may also result in higher taxes if Shares are held in a taxable account.

Index Correlation Risk. While the Sub-Adviser seeks to track the performance of the Underlying Index closely (i.e., to achieve a high degree of correlation with the Underlying Index), the Fund’s returns may not match or achieve a high degree of correlation with the returns of the Underlying Index due to operating expenses, transaction costs, cash flows, regulatory requirements and/or operational inefficiencies.
Index Calculation Risk. The Underlying Index relies on various sources of information to assess the criteria of issuers included in the Underlying Index and to determine whether a “buy” or “sell” trigger should be issued, including information that may be based on assumptions and estimates. The Fund, the Index Provider, the Adviser, the Sub-Adviser, the Underlying Index calculation agent and any of their affiliates cannot offer assurances that the Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or the appropriate trigger at any particular time.
ETF Risk. As an ETF, the Fund is subject to the following risks:
•Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants (“APs”). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV and possibly face delisting.
•Flash Crash Risk. Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in Shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day. Shareholders could suffer significant losses to the extent that they sell Shares at these temporarily low market prices.
•Large Shareholder Risk. Certain shareholders, including the Adviser, the Sub-Adviser or their respective affiliates, or groups of related shareholders, such as those investing through one or more model portfolios, may own a substantial amount of the Shares. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.
•Premium-Discount Risk. Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The market prices of Shares will generally fluctuate in accordance with changes in NAV, changes in the relative supply of, and demand for, Shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
•Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.
Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Performance
The Fund is new and therefore does not have a performance history for a full calendar year. Performance information for the Fund will be provided once it has annual returns for a full calendar year. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future.
Investment Adviser and Sub-Adviser
TrimTabs Asset Management, LLC serves as the investment adviser of the Fund.
Donoghue Forlines LLC serves as the sub-adviser of the Fund.
Portfolio Managers
John A. Forlines, CIO of the Sub-Adviser, Jeffrey R. Thompson, CEO of the Sub-Adviser, Richard E. Molari, COO of the Sub-Adviser, and Nicholas A. Lobley, Portfolio Manager of the Sub-Adviser, each serve the Fund as a portfolio manager, and have served in such role since the Fund’s inception in November 2020. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.trimtabsfunds.com.

Tax Information
Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions reported by the Fund as “capital gain dividends” are taxed to you as long-term capital gains, and distributions may also be subject to state and/or local taxes. Fund distributions generally are not taxable to you if you are investing through a tax-advantaged retirement plan account or you are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser or their affiliates or related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.